Other current financial assets	6 Months Ended
Jun. 30, 2024
Disclosure of financial assets [abstract]
Other current financial assets
4.2 Other current financial assets

(CHF in millions)	6/30/2024	12/31/2023

Credit cards	18.7	16.4
Deposits	13.9	14.6
Other current financial assets	5.6	3.2
Other current financial assets at amortized cost	38.2	34.2
Other current financial assets at fair value through profit and loss	—	—
Other current financial assets	38.2	34.2

Due to their short-term nature, the carrying amount of other current financial assets at amortized cost corresponds to their fair value.
4.3 Financial liabilities

(CHF in millions)	6/30/2024	12/31/2023

Current lease liabilities	55.1	38.7
Other financial liabilities	21.3	14.8
Total other current financial liabilities at amortized cost	76.4	53.4
Non-current lease liabilities	284.4	190.3
Other non-current financial liabilities	3.7	—
Total other non-current financial liabilities at amortized cost	288.1	190.3
Total current and non-current financial liabilities	364.5	243.7
Due to their short-term nature, the carrying amount of other current financial liabilities at amortized cost corresponds to their fair value. As of June 30, 2024, other current financial liabilities include customer return refunds in the amount of CHF 15.9 million (December 31, 2023: CHF 12.4 million).
Contractual maturities of On’s undiscounted financial liabilities:

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	6/30/2024

Trade payables	148.2	—	—	—	148.2
Current lease liabilities	17.4	53.9	—	—	71.3
Other financial liabilities	21.3	—	—	—	21.3
Other current financial liabilities	38.8	53.9	—	—	92.7
Non-current lease liabilities	—	—	201.9	127.0	328.8
Other non-current financial liabilities	—	—	3.7		3.7
Other non-current financial liabilities	—	—	205.6	127.0	332.5

(CHF in millions)	Due < 3 months	Due 4 to 12 months	Due 1 to 5 years	Due > 5 years	12/31/2023

Trade payables	65.1	—	—	—	65.1
Current lease liabilities	11.7	35.2	—	—	46.9
Other financial liabilities	14.8	—	—	—	14.8
Other current financial liabilities	26.5	35.2	—	—	61.7
Non-current lease liabilities	—	—	135.1	81.3	216.4
Other non-current financial liabilities	—	—	135.1	81.3	216.4
The increase to current and non-current lease liabilities as of June 30, 2024 compared to December 31, 2023 relates primarily to the Atlanta Warehouse and other additional warehouse, office and retail store leases.
On July 7, 2023, On entered into a CHF 700.0 million multicurrency credit facility agreement ("credit facility"). On has an option to increase the total availability of borrowings under the credit facility in an aggregate amount of up to CHF 200.0 million, subject to the satisfaction of certain customary conditions. The credit facility had an initial term of three years, which has been extended for a period of one year, and may be extended again for a period of one year. As of June 30, 2024 and December 31, 2023, no amounts had been drawn under the new credit facility.
Of the total guarantees and letters of credit outstanding as of June 30, 2024 and December 31, 2023, which are discussed in 4.8 Commitments and contingencies, CHF 167.9 million and CHF 155.3 million, respectively, relate to the credit facility.
The credit facility also contains financial covenants that depend on our consolidated equity as well as our net debt to adjusted EBITDA ratio. As of and during the six-month period ending June 30, 2024, we were in compliance with all covenants under the credit facility.
The following assets have been pledged in relation to the credit facility:

(CHF in millions)	6/30/2024	12/31/2023

Trade receivables	270.3	145.8
Inventory	232.9	285.2
Assets pledged	503.2	431.0